UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

HILL INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hill International, Inc.
One Commerce Square

2005 Market Street, 17th Floor
Philadelphia, Pennsylvania 19103

SUPPLEMENT DATED JULY 17, 2015 TO

PROXY STATEMENT DATED APRIL 30, 2015

NOTICE TO STOCKHOLDERS OF ADJOURNMENT OF

ANNUAL MEETING OF STOCKHOLDERS OF

HILL INTERNATIONAL, INC.

On April 30, 2015, Hill International, Inc. (“we” or the “Company”) furnished or otherwise made available to stockholders our proxy statement (the “Proxy Statement”) describing the matters to be voted upon at the Company’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania on Tuesday, June 9, 2015, at 9:00 a.m. Eastern Time.  The Company filed a supplement to the Proxy Statement on May 22, 2015 (the “First Supplement”).  This supplement (this “Second Supplement”) revises the Proxy Statement, as supplemented by the First Supplement, and should be read in conjunction with such documents. This Second Supplement is first being furnished or otherwise made available to stockholders on or about July 17, 2015. All capitalized terms used but not defined in this Second Supplement have the meanings ascribed to them in the Proxy Statement.

INFORMATION REGARDING ADJOURNMENT AND RECONVENING OF ANNUAL MEETING

On June 5, 2015, the Court of Chancery of the State of Delaware issued an order requiring that we adjourn the 2015 Annual Meeting, without conducting any business.  Our Amended and Restated Bylaws permit the presiding officer of the meeting to adjourn an annual meeting.  On June 9, 2015, we convened the 2015 Annual Meeting and immediately adjourned the meeting, without conducting any business.  We will reconvene the 2015 Annual Meeting on August 7, 2015 at 11:00 a.m., at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania.

INFORMATION REGARDING INTENTION OF STOCKHOLDER TO NOMINATE DIRECTORS AND PRESENT PROPOSALS AT ANNUAL MEETING

On June 5, 2015, the Court of Chancery issued an order requiring that we permit Opportunity Partners, L.P. (“O.P.”) to nominate two directors, Philip Goldstein and Andrew Dakos, and present two stockholder proposals at the 2015 Annual Meeting.  This order was affirmed by the Supreme Court of the State of Delaware on July 1, 2015.  O.P.’s investment advisor, Bulldog Investors, LLC (“Bulldog”), has issued its own proxy statement in support of O.P.’s nominations and proposals.

O.P. has nominated each of Philip Goldstein and Andrew Dakos for election to our Board of Directors (the “Board”) in opposition to your Board’s nominees, Camille S. Andrews and Brian W. Clymer.  The Board unanimously recommends using the enclosed new WHITE proxy card to vote FOR each of the Board’s two nominees for Director.  The Board unanimously recommends that you disregard any proxy card that may be sent to you by Bulldog. Voting AGAINST Bulldog’s nominees on its proxy card is NOT the same as voting FOR our Board’s nominees, because a vote against Bulldog’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have already voted using a proxy card sent to you by Bulldog, you have every right to change it and we urge you to revoke that proxy by voting in favor of our Board’s nominees by using the enclosed new WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

The first stockholder proposal (Proposal 3) is an advisory proposal recommending that the Board hire an investment banker to investigate the possibility of a liquidity event to maximize stockholder value.  As stated previously, the Company believes this proposal is unfounded: the Company’s current strategic plan combined with its strong growth outlook and aggressive cost optimization program will likely deliver greater near- and long-term value to its stockholders.  The Board recommends that you vote “AGAINST” this proposal.

The second stockholder proposal (Proposal 4) is an advisory proposal recommending that the Rights Agreement, dated May 5, 2015, be rescinded.  This proposal has been rendered moot.  In response to feedback from stockholders, the Company terminated the Rights Agreement effective as of June 9, 2015.  The Board recommends that you vote “AGAINST” this proposal.

Considering the foregoing, the Board unanimously recommends that you vote on the enclosed new WHITE proxy card (i) FOR the election of each of the Board’s two (2) nominees, Camille S. Andrews and Brian W. Clymer, to serve as directors until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1), (ii) FOR the proposal to re-approve the bonus plan (Proposal 2), (iii) and AGAINST both stockholder proposals (Proposals 3 and 4).

VOTING AT THE 2015 ANNUAL MEETING

Who Can Vote?

You are entitled to vote at the 2015 Annual Meeting all shares of the Company’s common stock that you held as of the close of business on the record date of April 15, 2015 — even if you sold your shares after such date. Each share of common stock is entitled to one vote with respect to each matter properly brought before the 2015 Annual Meeting.

On April 15, 2015, there were 50,373,822 shares of common stock outstanding.

In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the meeting.

Who Is the Record Holder?

You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a nominee, you will receive proxy materials from such record holder.

How Do I Vote?

If you are the record holder:

•                  By Mail. If you choose to vote by mail, mark your proxy, date and sign it, and return it in the postage-paid envelope provided. Your vote by mail must be received by the close of business on August 6, 2015.

•                  By Telephone. You can vote your shares by a toll-free telephone number by following the instructions provided on the enclosed new WHITE proxy card. The telephone voting procedures are designed to authenticate a stockholder’s identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Voting by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

•                  By the Internet. You can simplify your voting by voting your shares via the Internet as instructed on the enclosed new WHITE proxy card. The Internet procedures are designed to authenticate a stockholder’s identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting facilities for stockholders of record are available 24 hours a day. Voting via the Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

•                  By Attending the 2015 Annual Meeting. If you attend the 2015 Annual Meeting, you can vote your shares in person.

If your stock is held by brokers, banks or other financial institutions:

•                  By Attending the 2015 Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares giving you the right to vote the shares at the 2015 Annual Meeting.  Your broker, bank or other nominee can provide you information on how to obtain a “legal proxy.”  Your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

•                  By Other Methods.  If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election of directors (Proposal 1), the re-approval of our 2010 Senior Executive Bonus Plan (Proposal 2) or the stockholder proposals (Proposals 3 and 4). We urge you to instruct your broker or other nominee how to vote your shares by following those instructions.

The method by which you vote will in no way limit your right to vote at the 2015 Annual Meeting if you later decide to attend in person.

If your stock is held in the Hill International, Inc. 401(k) Retirement Savings Plan:

If you are or were an employee of the Company and hold shares in the 401(k) Plan, the proxy that you submit will provide your voting instructions to the Plan Trustee. However, you cannot vote your savings plan shares in person at the 2015 Annual Meeting. If you do not submit a proxy, the Plan Trustee will vote your savings plan shares in the same proportion as the shares for which the Trustee receives voting instructions from other participants in the Plan.

How Many Votes Are Required?

A quorum is required to transact business at the 2015 Annual Meeting. We will have a quorum and be able to conduct the business of the 2015 Annual Meeting if the holders of a majority of the shares entitled to vote are present at the meeting, either in person or by proxy.

If a quorum is present, a plurality of votes cast is required to elect directors. Thus, a director may be elected even if the director receives less than a majority of the shares represented at the meeting. Proxies cannot be voted for a greater number of nominees than are named in this Proxy Statement.

All other matters to come before the 2015 Annual Meeting require the approval of a majority of the shares of common stock present, in person or by proxy, at the 2015 Annual Meeting and entitled to vote.

How Are Votes Counted?

All shares that have been properly voted, and not revoked, will be voted at the 2015 Annual Meeting in accordance with the instructions given. If you sign and return the enclosed new WHITE proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy will be voted as recommended by the Board.  If you previously signed and returned the previous WHITE proxy card and do not submit the new WHITE proxy card, your shares will be voted according your instructions for Proposal 1 and 2 only (or, if you did not specify in the previous WHITE proxy card how you wish your shares to be voted, your shares represented by that proxy will be voted as recommended by the Board for Proposal 1 and 2 only) but will NOT be counted for Proposal 3 and 4.  If you previously signed and returned the previous WHITE proxy card but you would like your shares to be voted on Proposals 3 and 4, please submit the enclosed new WHITE proxy card.

All shares entitled to vote and represented by properly executed proxies received prior to the 2015 Annual Meeting, and not revoked, will be voted as instructed on those proxies, as provided herein. Except as described above in regards to the previous WHITE proxy card, if no instructions are indicated, the shares will be voted as recommended by the Board.  Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the 2015 Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the 2015 Annual Meeting. However, any shares not voted as a result of a marked abstention or a broker non-vote will not be counted as votes cast for or against a particular matter.  Given the contested nature of the meeting, for any accounts to which brokers deliver competing sets of proxy materials, the NYSE rules governing brokers’ discretionary authority will not permit such brokers to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting.  If you hold your shares in street name, it is critical that you cast your vote by instructing your bank, broker or other nominee on how to vote if you want your vote to be counted at the Annual Meeting.

If any other matters are properly presented at the 2015 Annual Meeting for consideration, the persons named in the form of proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing either the previous WHITE proxy card or the enclosed new WHITE proxy card would be entitled to vote. Other than the matters set forth in the Proxy Statement and this Second Supplement the Company does not currently anticipate that any other matters will be raised at the 2015 Annual Meeting.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person by written ballot at the meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

If you have previously signed a Green proxy card sent to you by Bulldog, you may change your vote and revoke your prior proxy by signing and dating the enclosed new WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions on the enclosed new WHITE proxy card. Submitting a Bulldog Green proxy card — even if you withhold your vote on the Bulldog nominees — will revoke any votes you previously made via our previous WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive that is not a WHITE proxy card and not return any Green proxy card that you may receive from Bulldog, even as a protest.

Who Will Pay the Expenses of Proxy Distribution?

All expenses of this solicitation, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Material, the Proxy Statement, the First Supplement and this Second Supplement, will be borne by the Company.  In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by directors, officers and employees of the Company without additional compensation.  We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. As a result of the potential proxy solicitation by Bulldog, we may incur additional costs in connection with our solicitation of proxies.

We have retained Alliance Advisors LLC (“Alliance”) for a fee of up to $50,000 plus reimbursement of reasonable out-of-pocket expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Alliance expects that approximately 25 of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year will significantly exceed those normally spent for an annual meeting. Such costs are expected to aggregate approximately $100,000, exclusive of any potential litigation costs in connection with the 2015 Annual Meeting. These additional solicitation costs are expected to include the fee payable to our proxy solicitor; fees of outside counsel and financial and other advisors to advise the Company in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our common stock, as described above; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $60,000 of these solicitation costs.

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES

Under applicable Securities and Exchange Commission (the “SEC”) regulations, each member of our Board is considered a “participant” with respect to the solicitation of proxies on behalf of the Company in connection with the 2015 Annual Meeting. Certain information concerning such “participants” is provided below.

The principal occupations or employment of our directors who are considered “participants” in the Company’s solicitation are set forth in the section of the Proxy Statement entitled “Proposal 1 — Election of Directors.” The name, principal business and address of any corporation or other organization of employment, if any, of such directors are as set forth below:

Name	Present Principal Occupation or Employment	Name, Principal Business and Address of any Corporation or Other Organization of Employment
Camille S. Andrews	Associate Dean	Rutgers University School of Law at Camden 217 N. 5th Street Camden, New Jersey 08102
Brian W. Clymer	Retired	—
Alan S. Fellheimer	Chairman	Fellheimer & Eichen LLP Two Liberty Place 50 South 16th Street, Suite 3401 Philadelphia, Pennsylvania 19102
Steven M. Kramer	President	Synchema, LLC 728 Mill Street Moorestown, New Jersey 08057
Gary F. Mazzucco	Managing Partner	Mazzucco & Co. 110 Marter Avenue, Suite 210 Moorestown, New Jersey 08057
David L. Richter	President and Chief Executive Officer	Hill International, Inc. One Commerce Square 2005 Market Street, 17th Floor Philadelphia, Pennsylvania 19103
Irvin E. Richter	Chairman	Hill International, Inc. One Commerce Square 2005 Market Street, 17th Floor Philadelphia, Pennsylvania 19103

Stock Ownership

The number of shares of the Company’s common stock beneficially owned by each of our directors is as set forth in the section of the Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.” Except as otherwise disclosed in the Proxy Statement or this Second Supplement, each of those participants beneficially owns the shares of record listed in that table opposite such participant’s name.

Employment Agreements

As described in the section of the Proxy Statement entitled “Compensation Discussion and Analysis — Employment Agreements,” each of Irvin E. Richter and David L. Richter is party to an employment agreement with the Company.

Information Regarding Transactions in Company Securities by Participants

The following table sets forth purchases and sales of equity securities of the Company, if any, by the participants since July 16, 2013. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans, and none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Equity Securities Purchased or Sold (July 16, 2013 — July 16, 2015)

Name	Date	Number of Shares	Transaction Description
Camille S. Andrews	12/26/13 6/4/14 6/4/14 6/12/14 5/28/15 5/28/15	7,282 20,979 20,979 5,295 21,217 16,485	Disposition: open market sale Acquisition: stock option exercise Disposition: open market sale Acquisition: stock grant Acquisition: stock option exercise Disposition: payment of exercise price
Brian W. Clymer	6/4/14 6/12/14 5/19/15 5/19/15	20,979 5,295 21,217 16,855	Acquisition: stock option exercise Acquisition: stock grant Acquisition: stock option exercise Disposition: payment of exercise price
Alan S. Fellheimer	5/27/14 5/27/14 6/12/14 5/26/15 5/26/15	20,979 20,979 5,295 21,217 17,078	Acquisition: stock option exercise Disposition: open market sale Acquisition: stock grant Acquisition: stock option exercise Disposition: payment of exercise price
Steven M. Kramer	6/12/14 5/15/15 5/15/15	5,295 21,217 16,982	Acquisition: stock grant Acquisition: stock option exercise Disposition: payment of exercise price
Gary F. Mazzucco	6/12/14	5,295	Acquisition: stock grant
David L. Richter	9/4/13 11/18/13 3/28/14	90,000 40,000 75,000	Disposition: open market sale Disposition: open market sale Disposition: open market sale
Irvin E. Richter

7/26/13
9/23/13
9/24/13
9/25/13
9/26/13
12/9/13
12/10/13
12/11/13
12/12/13
12/13/13
12/16/13
12/17/13
12/18/13
12/20/13
12/23/13
12/24/13
12/27/13
12/30/13
3/7/14
3/7/14
5/23/14
5/27/14
5/28/14
5/29/14
5/30/14

200,000 15,586 18,269 10,600 48,326 4,131 12,800 19,430 10,000 14,400 13,600 5,452 20,100 10,100 25,156 1,700 8,540 22,000 200,000 112,788 18,715 33,340 7,548 52,246 30,000

Disposition: bona fide gift
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Acquisition: stock option exercise
Disposition: payment of exercise price
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale
Disposition: open market sale

6/3/14 6/4/14 11/11/14	20,000 26,147 1,428,481	Disposition: open market sale Disposition: open market sale Disposition: open market sale

Miscellaneous Information Concerning Participants

Except as described otherwise disclosed in the Proxy Statement or this Second Supplement, to the knowledge of the Company:

•                None of the participants nor any of their respective affiliates or associates (together, the “Participant Affiliates”) (a) directly or indirectly beneficially owns any shares of Company common stock or any securities of any subsidiary of the Company or (b) has had any relationship with the Company in any capacity other than as a stockholder, employee, officer or director.  An “affiliate” of a person is a person who directly or indirectly through one or more intermediaries controls, is controlled or is under common control with the person specified. The term “associate” is defined in Rule 14a-1(a) under the Exchange Act to mean (a) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as a trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

•                No participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 2014, or has knowledge of any currently proposed transaction or series of transactions, (a) in which the Company or any of its subsidiaries was or is to be a party, (b) in which the amount involved exceeds $120,000, and (c) in which any participant or Participant Affiliate had or will have a direct or indirect material interest. The term “transaction” includes, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

•                No participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2015 Annual Meeting.

•                No participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

•                There are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to Company securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Your vote is very important to us.  No matter how many shares of Common Stock you own, please vote FOR the election of all our Nominees and in accordance with the Board’s recommendations on all other proposals on the agenda for the 2015 Annual Meeting.

Please vote the enclosed WHITE proxy form today!

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed new WHITE voting form for instructions on how to vote electronically.  It is fast and cost-free.  You may vote by signing, dating and returning the enclosed new WHITE voting form in the postage-paid envelope that has been provided.

Electronic Voting is Available

Please do not return any proxy card sent to you by Bulldog.  Not even to vote Against them.  Doing so may impact your vote for the Company.  In fact, throw away anything you receive from Bulldog.  If you have already returned a proxy card from Bulldog, you have every right to change your vote by voting a later-dated WHITE proxy card.  Please do so today.

If you have any questions or require any assistance with voting of your shares please contact our proxy solicitor Alliance Advisors at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Hill International’s proxy materials, please call

Alliance Advisors LLC at the phone numbers listed below.

ALLIANCE ADVISORS LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Shareholders Call Toll-Free: (888) 991-1290

Banks and Brokers Call Collect:  (973) 873-7721

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company has filed a definitive proxy statement, the First Supplement and this Second Supplement with the SEC in connection with the solicitation of proxies for its 2015 Annual Meeting of Stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Stockholders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov or the Company’s website at www.hillintl.com, in the “Investor Relations” section.

WHITE PROXY HILL INTERNATIONAL, INC. PROXY FOR 2015 ANNUAL MEETING OF STOCKHOLDERS AUGUST 7, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Hill International, Inc. hereby appoints David L. Richter and William H. Dengler, Jr. and each of them, with full power of substitution, proxies to represent and to vote, as designated on the reverse side of this form and in their discretion on any other matters that may properly come before the meeting, the shares of stock which the undersigned could vote if personally present at the 2015 Annual Meeting of Stockholders of Hill International, Inc. to be held on August 7, 2015, at 11:00 a.m. eastern time, at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. You can revoke your proxy at any time before it is voted at the annual meeting by: (i) submitting another properly completed proxy bearing a later date; (ii) giving written notice of revocation to any of the persons named as proxies or to the Secretary of Hill International, Inc.; or (iii) voting in person at the annual meeting. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. (Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at: www.hillintl.com in the “Investor Relations” section.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2 AND A VOTE “AGAINST PROPOSALS 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the following persons to the Board of Directors of the Company for the term 2. Re-approval of our 2010 Senior Executive Bonus Plan o FOR o AGAINST o ABSTAIN 3. An advisory stockholder proposal recommending that the Board of Directors hire an investment banker to investigate the possibility of a liquidity event o FOR o AGAINST o ABSTAIN 4. An advisory stockholder proposal recommending that the Rights Agreement described in the Proxy Statement: NOMINEES: (01) Camille S. Andrews (02) Brian W. Clymer o FOR ALL NOMINEES o WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT o (SEE INSTRUCTIONS BELOW) INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. be rescinded o FOR o AGAINST o ABSTAIN The undersigned acknowledges receipt from Hill International, Inc. prior to the execution of this Proxy of a Notice of 2015 Annual Meeting, a Proxy Statement dated April 30, 2015, a supplement dated May 22, 2015 and a supplement dated July 17, 2015. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR PROPOSALS 1 and 2 and AGAINST PROPOSALS 3 and 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Mark here if you plan to attend the annual meeting o Date Signature To change the address on your account, please check the box at right and indicate Signature your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. o CONTROL NUMBER (Joint Owners) Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)